EXHIBIT 10.2 - ACQUISITION AGREEMENT OF HARVEY-WESTBURY
CORP.
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                  ACQUISITION AGREEMENT OF
                    HARVEY-WESTBURY CORP.
                            BY
                       INDUSTRIES, INC.
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          This agreement and plan of acquisition (the
"Agreement") dated October 25. 1996. by and between Harvey-Westbury Corp., a New York corporation, the address of which is 15 Heisser Court, Farmingdale, New York 1 1738, ("H/W"), and Auxer Industries, Inc.. an Idaho corporation, the address of which is 230 Dayton Street, Ridgewood, New Jersey 07450 ("Auxer" or the "Acquiring Corporation") [H/W and Auxer being herein sometimes called the "Parties" or "Constituent Corporations"].
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I. ACQUIRING CORPORATION; CERTIFICATE OF INCORPORATION AND
   BY-LAWS; BOARD OF DIRECTORS; OFFICERS.
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     1.01 Acquiring Corporation.
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     The corporation which shall be the acquiring
corporation is Auxer.
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     1.02 Certificate of Incorporation and By-laws.
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          The certificate of incorporation, as amended, and
the by-laws of Auxer as contained in Attachment "A" are in effect at the date of the Agreement are the certificate of incorporation and the by-laws of the Acquiring Corporation until they are amended.
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     1.03 Board of Directors. From the date of the Agreement
until December 31, 1999, the Auxe- board of directors shall consist of three directors.
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II. STATUS AND CONVERSION OF SECURITIES AND PROVISION FOR
    ADDITIONAL CONSIDERATION
     2.01 Shares of H/W
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          (a)     H/W Common Stock. All the shares of the
common stock of H/W (being 200 Shares) ("H/W Shares") shall be converted into and exchanged for 170,000 shares of common stock, of Auxer ("Auxer Shares" or "Auxer Common Stock") to be issued to the sole shareholder of H/W, Gerald J. Harvey ("Harvey") or his designee(s). Harvey and all designee(s) or spouses of such designees(s) which receive Auxer Shares pursuant to this paragraph agree that they will not enter any of the businesses in which H/W is presently involved for a period of three years in the "tri-state" area of New York, New Jersey and Connecticut.
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     (b)     Surrender and Exchange, of H/W Shares. Subject
to the provisions of Paragraphs 2.01 (b) and (c), each
holder of an outstanding certificate or certificates (the "Old Certificates") therefore representing H/W Shares ("H/W Shareholder"), upon surrender thereof shall receive in exchange therefore a certificate or certificates (the "New Certificates") representing the number of whole Auxer Shares into and for which the H/W Shares therefore represented by such surrendered Old Certificates have been converted. There are no dividends due to holders of H/W Shares. H/W shall provide written instructions to Auxer indicating the number of' Auxer Shares to be issued to Harvey and/or his designee(s). Shares not surrendered shall be marked as canceled on the stock registry of the Company.
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     (c)        "Current Market Price Per Share" of one
share of Auxer Common Stock shall be the average closing price of the shares of the NASD Electronic Bulletin Board for the five trading days preceding the date of the
Agreement.
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     (d)       "Value Per Share" of one share of Auxer
Common Stock shall be one-half the Current Market Price Per
Share.
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     (e)        No certificates or scrip for fractional
Auxer Shares will be issued and no payment will be made in respect thereof. Any fractional shares which result shall be rounded up to the nearest whole Auxer Share. If more than one certificate representing H/W Shares shall be
surrendered for the account of the same Shareholder. the number of full Auxer Shares for which certificates shall be delivered to a Shareholder shall be computed on the basis of the aggregate number of shares represented by the certificates surrendered by thatShareholder.
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     (f)        In the event. Harvey, during the initial six
months after the Auxer Shares received pursuant to paragraph 201(b) become publicly tradable, sells such stock in brokerage transactions at market for an average price less than S 1.50 per share, Auxer will, at Harvey's option, either transfer additional shares to Harvey so that the average sales price of all his Auxer Shares equals $1.50 per share or pay Harvey the difference between such average sales price and S 1.50 in cash.
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     It is understood by the Parties that the closing of the
transactions contemplated herein shall take place simultaneously with the execution of the Agreement.
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     2.02 Additional Consideration
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     Auxer will assume and promptly pay the following
liabilities as of the date of the Agreement related to: commission sales personnel not to exceed $37,000 accounts payable not to exceed $55,000 (of which the payment of legal fees due Hollenberg, Levin et al of $3,362.50 will be paid simultaneously with the closing of the transactions contemplated by the Agreement); payroll not to exceed
$5,500; and landlord not to exceed $5,900.
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     In the event Auxer pays liabilities of H/W which equal
these limits for any group of creditors for accounts payable only, Harvey will assume any additional liabilities to that group. Auxer will document all payments by statements and canceled checks.
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III. COVENANTS
     3.01 Covenants of Auxer
          Auxer covenants, that:
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      (a)        Certificate of Incorporation. No amendment,
change of state of incorporation or other change has been made in the certificate of incorporation of Auxer as attached to the Agreement.
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      (b)        Securities. There are 8,079,929 Shares
outstanding.
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      (c)        Dividends and Purchases of Stock. No
dividend, distribution or stock split or recapitalization
has been authorized, declared, paid or effected by Auxer in respect of the outstanding Auxer Shares.
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      (d)       Borrowing Money. Auxer has not borrowed,
guaranteed the borrowing of money. engaged in any transaction or entered into any material agreement, except in the ordinary course of business.
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      (e)        Access. Auxer has afforded the officers,
directors, employees, counsel, agents, investment bankers, accountants and other representatives of H/W free and full access to the proper ties, books and records of Auxer, has permitted them to make extracts from and copies of such books and records and has furnished H/W with such additional financial and operating data and other information as to the financial condition, results or operations. business, properties. assets, liabilities or future prospects of Auxer as H/W from time to time has requested.
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      (f)        Confidentiality. Auxer insures that, for a
period of six months from the date of the Agreement, all confidential information which Auxer or any of its officers, directors, employees, counsel, agents, investment barkers, or accountants may now possess or create or obtain relating to the financial condition, results of operations, business properties, assets. liabilities, or future prospects of
H/W, any affiliate or any customer or supplier of H/W
shall not be published, disclosed, or made accessible to any other person or entity at any time in each case without the prior consent of Harvey subject to paragraphs 3.01 (g) and
(h).
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     (g)       Public Statements. Before Auxer releases any
information concerning the Agreement. or any of the other transactions contemplated by the Agreement which is intended or may result in public dissemination thereof, Auxer, for a period of six months from the date of the Agreement, shall cooperate with Harvey, shall furnish drafts of all documents or proposed oral statements to Harvey for comments, and shall not release any such information without the written consent of Harvey. Nothing contained herein shall prevent Auxer from releasing any information if required to do so by federal or state securities law.
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     (h)      Material for Registration Statement. Auxer
represents that any future filings to be made by it with the Securities and Exchange Commission ("SEC") will be prepared in accordance with the then existing requirements of the Securities Act of 1933 (the "Securities Act"), and/or the Securities Exchange Act of 1934 (the "Securities Exchange Act") and the rules and regulations thereunder. Auxer shall furnish or cause to be furnished, for inclusion in any registration statement required to be filed with the SEC covering the Acquisition, information about Auxer or Auxer's security holders as may be required and shall continue to furnish or cause to be furnished such information for the purposes of supplementing any such proxy statement or amending any registration statement.
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     (i)          Indemnification. Auxer agrees to indemnify
and hold harmless H/W and its present officers, directors, employees, agents and counsel and each person who controls
H. W within the meaning of Section 15 of the Securities Act of Section 20(a) or the Securities Exchange Act and if the Acquisition is abandoned or terminated, except solely as a result of a breach of the Agreement by H/W and/or Harvey, against any and all losses, liabilities, claims, damages and expenses whatsoever, including attorneys' fees and expenses, as and when incurred arising out of, based upon or in connection with any untrue statement or alleged untrue statement of a material fact relating to and supplied by Auxer contained in any post-effective registration statement, proxy statement or any amendment
or supplement thereto or any application or other document
or communication filed in any jurisdiction under the "blue-sky," securities, or takeover laws thereof or filed with the SEC. The foregoing agreement to indemnify shall be in addition to any liability Auxer may otherwise have, including liabilities arising under the Agreement.
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     3.02 Covenants of H/W From the Date of the Agreement
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     (a)        Certificate of Incorporation and By-laws. No
amendment has been made in the certificate of incorporation or by-laws of H/W other than as attached hereto as
Attachment "B".
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     (b)        Dividends and Purchases of Stock. No
dividend, distribution or stock split or recapitalization
has been authorized, declared, paid or effected by H/W in respect of the outstanding H/W Shares.
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     (c)        Borrowing Money. H/W has not borrowed,
guaranteed the borrowing of money, engaged in any
transaction or entered into any material agreement, except
in the ordinary course of business as disclosed in the financial statements delivered to Auxer.
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     (d)        Access. H/W has afforded the officers,
directors, employees, counsel, agents, investment bankers, accountants and other representatives of Auxer and lenders, investors and prospective lenders and investors free and full access to the properties, books and records of H/W and has permitted them to make extracts from and copies of such books and records, and will from time to time furnish Auxer with such additional financial and operating data and other information as to the financial condition, results or operations, business, properties, assets, liabilities or future prospects of H/W as Auxer from time to time has requested. H/W will cause the independent certified public accountants of H/W to make available to Auxer and its independent certified public accountants all work papers relating to H/W referred to herein.
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     (e)        Conduct of Business. H/W has used reasonable
efforts to preserve the business operations of H/W intact,
to keep available the services of is present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of H/W and to preserve the good will to others having business relations with it.
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     (f)        Advice of Changes. H/W has advised Auxer of
any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and (i) which, would make the performance by any party of a covenant contained in the Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence or (ii) which would cause a condition to any party's obligation under the Agreement not
to be fully satisfied.
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     (g)        Confidentialirv. H/W shall insure that all
confidential information which H/W or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business properties, assets, liabilities, or future prospects of Auxer, or any affiliate shall not be published, disclosed, or made accessible to any other person or entity at any time or used in the business and for the benefit of H/W in each case without the prior written consent of Auxer.
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     (h)         Public Statements. Before the present
officers or ,directors of H/W release any information concerning the Agreement, or any of the other transactions contemplated by the Agreement which is intended for or may result in public dissemination thereof, they shall cooperate with Auxer, shall furnish drafts of all documents or proposed oral statements to Auxer for comments, and shall not release any such information without the written consent of Auxer. Nothing contained herein shall prevent H/W from releasing any information if required to do so by law.
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     (i)         Material for Registration Statement. In the
event Auxer files a registration statement with the SEC, Harvey will provide such information relating to H/W as may be required which he can obtain without unreasonable effort or more than nominal cost.
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     (j)        Indemnification. HAW agrees to indemnify
Auxer and its officers, directors, employees, agents and counsel against any and all losses, liabilities, claims, damages and expenses whatsoever, including counsel's fees and expenses as and when incurred arising out of, based upon or in connection with representations which induced Auxer to enter into the Agreement.
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     (k)     Capitalization. H/W's capital structure
consists of 1,000 shares of common stock without par value
of which 200 shares are issued and outstanding. Each outstanding share is validly authorized, validly issued, fully paid and, nonassessable, has not been issued and is not owned or held in violation of any preemptive right of shareholders.
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     IV. REPRESENTATIONS AND WARRANTIES
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     4.01 Certain Representations and Warranties of Auxer
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     Auxer represents and warrants to H/W as follows:
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     (a)     Organization and Qualification. Auxer is
validly existing and in good standing and has authority to own, lease, license and use its properties and assets and to carry business in which it is now engaged and will continue to be duly qualified.
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     (b)     Capitalization. Auxer's capital structure
consists of 50,000,000 shares of common stock $.001 par
value per share of which 8,092,929 shares are issued and outstanding. Each outstanding Auxer Share is validly authorized, validly issued, fully paid and, nonassessable, has not been issued and is not owned or held in violation of any preemptive right of shareholders.
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     (c)    Financial Condition. Auxer has delivered to H/W
true and correct copies of its financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and are in
accordance with the books and records of Auxer. Since the date of the financial statements:
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            i.        There has at no time been a material
undisclosed adverse change in the financial condition of
Auxer.
            ii.       Auxer has not declared, paid or
effected any dividend or liquidating or other distribution
in respect of its shares of common stock or any direct or indirect redemption, purchase, or other acquisition of any Auxer Shares.
            iii. The operations and business of Auxer have been conducted in all respects only in the ordinary course.
            iv.        Auxer has not suffered an
extraordinary loss not disclosed in its financial statements (whether or not covered by insurance) or waived any right of substantial value.
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     There is no fact known to Auxer which materially
adversely affects or in the future (as far as Auxer can foresee) may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Auxer.
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     (d)      Tax and Other Liabilities. Auxer has no
undisclosed liability of any nature, accrued or
contingent, including without limitation liabilities for federal, state or local taxes and liabilities.
     (e) Litigation and Claims. There is no undisclosed litigation, arbitration, claim, governmental or other proceeding (formal or informal) or investigation pending, threatened or in prospect (or any basis therefor known to Auxer) with respect to Auxer or its business or assets.
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     (f)     Properties. Auxer has title to or has leased
the real and personal property as set forth in the financial statements.
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     (g)    Patent,. Trademarks, Etc. Auxer's ownership or
patents. trademarks or any other intellectual property is as listed on its financial statements.
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     (h)     Authoritv to Enter and Perform the Agreement.
Auxer has all requisite power and authority to execute, deliver and perform the Agreement. All necessary corporate proceedings of Auxer have been duly taken to authorize the execution, delivery and performance of the Agreement by Auxer, other than approval of the holders of Auxer Shares. The Agreement constitutes the legal, valid and binding obligation of Auxer and is enforceable as to it in accordance with its terms and no consent, authorization, approval, order, license, certificate of or from, or declaration or filing with any federal, state, local or other government authority or any court or other tribunal is required by Auxer.
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     (i)     Auxer warrants that in the event it files a
registration statement with the SEC, it will include on a "piggy-back" basis the Auxer Shares issued to Harvey and/or designee(s) pursuant to Paragraph 201 (a) of the Agreement at no cost to Harvey except underwriter's commissions, if
any.
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     4.02 Certain Representations and Warranties of H/VI/
H/W represents and warrants to Auxer as follows:
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     (a)        Organization and Qualification. H/W has no
subsidiaries. H/W is a corporation duly organized, validly existing and in good standing under the laws of The State of New York with all requisite power and authority and all necessary consents, authorization, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities to own, lease, license and use its properties and assets and to carry on the business
in which it is now engaged and the business in which it contemplates engaging. H/W is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.
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     (b)       Capitalization. Each of the outstanding H/W
Shares is validly authorized, validly issued, fully paid
and, nonassessable, has not been issued and is not owned or held in violation of any preemptive right of shareholders. The names of stockholders and the number of shares held by each are listed on Attachment "C."
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     (c)        Financial Condition. H/W has delivered to
Auxer true and correct copies of its unaudited financial statements for the years ended December 31, 1994 and 1995 and for the eight months ended August 31, 1996 and a list of all receivables and payables as of August 31, 1996 and a schedule of inventory as of that date. Since the date of the financial statements:
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          i. There has at no time been a material adverse
change in the financial condition of H/W.
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          ii. H/W has not authorized. declared, paid or
effected any dividend or liquidating or other distribution
in respect of its shares of common stock or any direct or indirect redemption, purchase, or other acquisition of any H/W shares of common stock. All accrued but unpaid dividends have been waived by the H/W shareholders entitled to receive such dividends in connection with the Agreement.
          iii. H/W has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.
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     There is no fact known to H/W which materially
adversely affects the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of H/W.
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     (d)        Tax and Other Liabilities. H/W has no
undisclosed liability of any nature, accrued or contingent, including without limitation liabilities for federal, state or local taxes and liabilities to customers or suppliers, other than the following:
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          i.     Liabilities for which full provision has
been made on the financial statements of H/W
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          ii.     Other liabilities arising since the last
H/W financial statement in the ordinary course of business.
     Without limiting the generality of the foregoing, the amounts set up as provision for taxes on the last H/W financial statement are sufficient for all accrued and unpaid taxes of H/W.
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     (e)     Litigation and Claims. There is no litigation,
arbitration, claim, governmental or other proceeding (formal or informal) or investigation pending, threatened or in prospect which adversely impact H/W or its business or assets.
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     (f)     Properties. H/W has good and marketable title
to all property and assets used in its business or owned by it, as listed on its financial statements. The real and other properties and assets (including intangibles) leased
or licensed by H/W constitute all such properties
and assets which are necessary to the business of H/W as
presently conducted.
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     (g)     Contracts and Other Instruments. H/W has made
available to Auxer through the financial statements or otherwise in writing, all contracts, agreements, leases, instruments, licenses, arrangements or understandings with respect to H/W, listed on its financial statements and otherwise. H/W is not a party nor is it bound by any contract, agreement, instrument, lease, license, arrangement, or understanding which may, in the future, have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of H/W.
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     (h)     Patents, Trademarks, Etc. H/W's ownership of
patents, trademarks or any other intellectual property (if
any) is listed on its financial statements.
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     (i)     Authority to Enter into and Perform the
Agreement. H/W has all requisite power and authority to execute, deliver and perform the Agreement. All necessary corporate proceedings of H/W have been duly taken to authorize the execution, delivery and performance of the Agreement by H/W, other than approval of the holders of H/W Common Stock. The Agreement constitutes the legal, valid and binding obligation of H/W and is enforceable as to it in accordance with its terms and no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with any federal, state, local or other government authority or any court or other tribunal is required by H/W.
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V. ABANDONMENT AND TERMINATION
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     5.01 Right of H/W to Abandon.
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     H/W's Board of Directors shall have the right to
abandon or terminate the Acquisition if any of the following shall not be true.
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     (a)     Accuracy of Representations and Compliance with
Conditions. All representations and warranties of Auxer contained in the Agreement shall be accurate regardless of knowledge or lack thereof on the part of Auxer or changes beyond its control; Auxer shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it by the Agreement; and H/W shall have received a certificate executed by the chief executive officer and the chief financial officer of Auxer dated this date to that effect,
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     (b)         Opinion of Auxer's Counsel. H/W shall have
received a letter of Auxer's Counsel, in form and substance satisfactory to H/W and its counsel, to the effect that:
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          i.        Auxer is an Idaho corporation validly
existing and in good standing with all requisite corporate power and authority to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged;
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          ii.       Auxer is and will be duly qualified to
transact the business in which it is engaged and is not required to register to do business in any other jurisdiction;
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          iii.     The authorized and outstanding capital
stock of Auxer is as set forth in the Agreement and all the outstanding shares of the capital stock of Auxer are validly authorized, validly issued, fully paid and nonassessable;
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          iv.     All necessary corporate proceedings of
Auxer have been duly taken to authorize the execution, delivery and performance of the Agreement by Auxer;
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          v.       Auxer has all requisite corporate power
and authority to execute, deliver and perform the Agreement and the Agreement has been duly authorized, executed and delivered by Auxer, constitutes the legal, valid and binding obligation of Auxer, and (subject to applicable bankruptcy, insolvency and other laws affect-
ing the enforceability of creditors' rights generally) is enforceable as to Auxer in accordance with its terms;
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          vi.     The execution, delivery and performance of
the Agreement by Auxer will not violate or result in a
breach of any term of Auxer's certificate of incorporation
or of its by-laws or violate, result in a breach of,
conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights or privileges that did not exist immediately before the Agreement was executed under, or create any obligation on the part of Auxer under the terms of any agreement that did not exist immediately before the Agreement was executed;
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          vii.     After reasonable investigation, Counsel
has no actual knowledge of any consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with any federal, state, local or other governmental authority or any court or other tribunal which is required of Auxer for the execution, delivery or performance of the Agreement by Auxer.
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          viii.     After reasonable investigation, Counsel
has no actual knowledge of any litigation, arbitration, government or other proceeding (formal or informal over and above the disclosure contained in the financial statements), or investigation pending or threatened with respect to Auxer or any of its businesses, properties or assets than can reasonably be expected to result in any materially adverse change in the financial condition-, results of operations, business, properties, assets, liabilities or future prospects of Auxer or seeks to prohibit or otherwise challenge the Agreement or the consummation of the Acquisition or any of the other transactions contemplated hereby or to obtain substantial damages with . respect thereto, except as disclosed in the Agreement.
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     5.02 Right of Auxer to Abandon.
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     Auxer's Board of Directors shall have the right to
abandon or terminate the Acquisition if any of the following shall not be true.
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     (a)          Accuracy of Representations and Compliance
with Conditions. All representations and warranties of H/W contained in the Agreement shall be accurate when made and H/W shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it by the Agreement; and
Auxer shall have received a certificate executed by the
chief executive officer and the chief financial officer of H/W dated the date of the Agreement to that effect.
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     (b)         Certificate of the President of H/W. Auxer
shall receive a certificate of the Chairman of the Board and Sole Stockholder of H/W in' form and substance satisfactory to Auxer and its counsel, to the effect that:
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     i.        H/W is a corporation validly existing and in
good standing under the laws of the State of New York with all requisite corporate power and authority to own, lease, license and use its properties and assets and to
carry on the business in which it is now engaged.
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     ii.       H/W is qualified to transact the business in
which it is engaged and is registered as a foreign corporation in all jurisdictions in which it does business.
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     iii.     The authorized and outstanding capital stock
of H/W is as set forth in the Agreement and all the outstanding shares of the capital stock of H/W are validly authorized, validly issued, fully paid and nonassessable;
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     iv.     All necessary corporate proceedings of H/W have
been duly taken to authorize the execution, delivery and performance of the Agreement by H/W;
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     v.       H/W has all requisite corporate power and
authority to execute, deliver and perform the Agreement and the Agreement has been duly authorized, executed and delivered by H/W, constitutes the legal, valid and binding obligation of H/W, and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) is enforceable as to H/W in accordance with its terms;
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     vi.     The execution, delivery and performance of the
Agreement by H/W will not violate or result in a breach of any term of H/W's certificate of incorporation or of its by-laws or violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights or privileges that did not exist immediately before the Agreement was executed under, or create any obligation on the part of H/W under the terms of any agreement that did not exist immediately before the Agreement was executed;
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     vii.     He has no actual knowledge of any consent,
authorization, approval, order, license, certificate or permit of or from or declaration or filing with any federal, state, local or other governmental authority or any court or other tribunal which is required of H/W for the execution, delivery or performance of the Agreement by WW.
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     viii.     He has no actual knowledge of any litigation,
arbitration, government or other proceeding (formal or informal), or investigation pending or threatened with respect to H/W or any of its businesses, properties or assets than can reasonably be expected to result in any materially adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of H/W or seeks to prohibit or otherwise challenge the Agreement or the consummation of the Acquisition or any of the other transactions contemplated hereby or to obtain substantial damages with respect thereto, except as disclosed in the Agreement.
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     VI. MISCELLANEOUS.
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     6.01 Further Actions
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          At any time and from time to time, each Party
agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of the Agreement.
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      6.02 Availability of Equitable Remedies
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          Since a breach of the provisions of the Agreement
could not adequately be compensated by money damages, either Party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of the Agreement, and, in either case, no bond or other security shall be required in connection therewith, and the Parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.
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       6.03 Modification
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          The Agreement sets forth the entire understanding
of the Parties with respect to the subject matter hereof.
The Agreement may be amended by a written instrument
executed by H/W and Auxer with the approval of their respective Boards of Directors. A change in the number of shares issued or the number and exercise price of options due to a stock split or recapitalization of Auxer ratably affecting all its stockholders and option holders will not be construed as a modification of the Agreement.
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       6.04 Notices
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     Any notice or other communication required or permitted
to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or overnight delivery or courier service or delivered in person or by facsimile against receipt to the Party to whom it is to be given at the address of such Party set forth in the preamble to the Agreement (or to such other address (or facsimile telephone number) as the party shall have furnished in writing to the other Party. Any notice shall be addressed to the attention of the Corporate Secretary.